                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MOBILE AMERICA CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           MOBILE AMERICA CORPORATION

                           Notice and Proxy Statement

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 24, 1996


To the Holders of Common Stock:

         PLEASE TAKE NOTICE that the annual meeting of shareholders of MOBILE AMERICA CORPORATION will be held on Friday, the 24th of May, 1996, at 10:00 a.m. local time, at the Company's Headquarters, 100 Fortune Parkway, Jacksonville, Florida 32256.

         The meeting will be held for the following purposes:

         1. To elect a board of seven directors pursuant to the bylaws of the Company;

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on April 8, 1996, are entitled to vote at the annual meeting.

         Shareholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been provided. Prompt response is helpful and your cooperation will be appreciated.

         By order of the Board of Directors,

                                                Carlena E. Purcell
                                                Secretary


Date: April 26, 1996

                           MOBILE AMERICA CORPORATION
                              100 Fortune Parkway
                          Jacksonville, Florida 32256

                                 April 26, 1996

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 24, 1996

         This proxy statement and the enclosed form of proxy are first being sent to shareholders of Mobile America Corporation on or about April 26, 1996, in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of the shareholders of the Company. The meeting will be held on Friday, May 24, 1996, at 10:00 local time, at the Company's Headquarters, 100 Fortune Parkway, Jacksonville, Florida 32256.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Revocation of the proxy may be effected in writing or by attendance at the annual meeting and electing to vote in person. The shares represented by the proxy will be voted unless the proxy is received in such form or at such time as to render it not votable. A proxy will be considered not votable if it is received unexecuted or if the proxy form or signature thereon is so mutilated or defaced so as to render it illegible. The proxy is in ballot form so that a specification may be made to grant or withhold authority to vote for the election of each director. The shares represented by the proxy will be voted "for" the election of directors nominated by the Board of Directors unless authority to do so is withheld.

         The Proxy committee consists of Mr. Allan J. McCorkle, president and a director of the Company, and Carlena E. Purcell, secretary of the Company.

Voting Securities and Principal Holders Thereof

         Each share of common stock entitles its holder to one vote. Shareholders representing a majority of the outstanding common stock must be present to constitute a quorum at the annual shareholders meeting. The affirmative vote by the holders of a majority of the shares of common stock of the Company represented at the meeting and entitled to vote is required for approval of a proposal.

         The record of shareholders entitled to vote at the annual meeting was taken at the close of business on April 8, 1996. As of April 8, 1996, the Company had outstanding and entitled to vote 6,209,532 shares of common stock.

         The following table shows the name, address and beneficial ownership as of March 1, 1996, of each person known to the Company to be the beneficial owner of more than five percent of its outstanding common stock, and for all executive officers and directors of the Company as a group:

Name and Address                             Amount and Nature of                      Percent
of Beneficial Owner                          Beneficial Ownership (1)                  of Class
- ------------------                           ------------------------                  --------
Allan J. McCorkle                                  3,054,580                            48.79%
100 Fortune Parkway
Jacksonville, Florida
32256


R. Lee Smith                                         378,260                             6.04%
1888 River Road
Jacksonville, Florida
32207


Robert Thomas, III                                   321,841                             5.14%
P.O. Box 638
Thomasville, Georgia
31799


All executive officers and                         3,779,047                            60.37%
directors as a group (a total
of 10 persons)

- --------------------------------------

(1)      All of these shares are held with sole voting and investment power.


Nomination and Election of Directors

         At the meeting, a Board of seven Directors will be elected pursuant to the bylaws of the Company to serve for one year and until the election and qualification of their successors. The accompanying proxy will be voted, if authority to do so is not withheld, for the election of Directors of the following persons who have been designated by management as nominees. Each nominee has consented to being named as such in the proxy statement and is at present available for election. If any nominee should become unavailable, the persons voting the accompanying proxy may in their discretion vote for a substitute.

         Information concerning the nominees is set forth below:

                                                                                     Shares of Company
                                                                    Year             Common Stock
                          Offices Held in Company;                  First            Owned Beneficially
                          Principal Occupations                     Became           as of March 1, 1996
Name             Age      During the Past Five Years                Director         (and % of class) (2)
- ----             ---      --------------------------                --------         --------------------
Jack H.          65       President and Chief Executive             1994                    1,000
Chambers                  Officer and Director of Koger                                    (.0002%)
                          Properties from July 1991
                          until December 1993; Real
                          Estate Developer for more
                          than the past five years;
                          Director, Consolidated Tomoka
                          Land Company of Florida.

J. Michael       55       Senior Vice President of G.J.             1994                    2,000
Garrity                   Sullivan Co. since June 1994;                                    (.0003%)
                          Senior Vice President of AON
                          Reinsurance for more than the
                          past five years until June 1994.

Allan J.         64       Chairman of the Board of Directors        1968                3,054,580
McCorkle                  for more than the past five years;                               (48.79%)
                          President and Chief Executive
                          Officer since August 1985.

Thomas J.        53       Vice President and Director;              1980                   19,706
McCorkle                  President of Fortune Life                                        (.0031%)
                          Insurance Company from
                          December 1981 to April 1986;
                          Vice President of Fortune
                          Insurance Company for more
                          than five years until April
                          1986; President of Mobile
                          America Insurance Group
                          since April 1986.

Thomas E.        63       President of Sing Development             1994                    1,500
Perry                     Company since 1990; Executive                                    (.0002%)
                          Vice President, General Manager
                          and Director of Sing Oil Company
                          From 1964 through 1990.

                                                                                     Shares of Company
                                                                    Year             Common Stock
                          Offices Held in Company;                  First            Owned Beneficially
                          Principal Occupations                     Became           as of March 1, 1996
Name             Age      During the Past Five Years                Director         (and % of class) (2)
- ----             ---      --------------------------                --------         --------------------
R. Lee           53       Director; Attorney; member of             1979                  378,260
Smith                     R. Lee Smith, P.A. since February                                 (6.04%)
                          1979; President of Fortune Life
                          Insurance Company since April
                          1986; President of 18 Construction
                          for more than the past five years;
                          member of Lloyds since 1983.

Robert           62       Director; Senior Vice President           1976                  321,841
Thomas, III               and Member of the Executive                                       (5.14%)
                          Committee of Poe & Brown, Inc.;
                          Senior Vice President and Director
                          Brown & Brown, Inc., since 1980;
                          Formerly President of MacDuff
                          Insurance, Inc. and MacDuff
                          Underwriters, Inc. since 1971.

(1)      Allan J. McCorkle and Thomas J. McCorkle are brothers.
(2)      All of these shares are owned with sole voting and investment power.
(3)      See "Voting Securities and Principal Holders Thereof" above.



Executive Officers

         The following table presents the names and ages of all executive officers, all positions and offices held with the company and a brief account of the business experience during the past five years.

                          Date Assumed             Business Experience
Name             Age         Office                During Past Five Years
- ----             ---      ------------             ----------------------
Allan J.         64       August, 1985             President and Chief Executive Officer since
McCorkle                                           August 1985; Chairman of the Board of Directors
                                                   for more than the past five years.


                          Date Assumed             Business Experience
Name             Age         Office                During Past Five Years
- ----             ---      ------------             ----------------------
Thomas J.        53       July, 1980               Vice President and Director since July 1980;
McCorkle                                           Vice President of Fortune Insurance Company
                                                   for more than five years until April 1986;
                                                   President of Mobile America Insurance Group
                                                   since 1986.

Carlena E.       38       September, 1987          Secretary since September 1987; employed by the
Purcell                                            Company since 1978.

Duane A.         39       August, 1995             Vice President-Operations since August 1995;
Sanders                                            Regional Director/Asst. Vice President Cigna
                                                   Financial Institution Services from June 1994 until
                                                   August 1995; Asst. Vice President Consolidated
                                                   International Insurance Group from May 1993 until
                                                   May 1994; Unit Supervisor, Division Supervisor,
                                                   Division Manager, Senior Financial Business
                                                   Analyst, Product Manager - Progressive Insurance
                                                   from May 1985 until April 1993.

Thomas L.        43       December, 1994           Vice President-Financial Reporting since December
Stinson                                            1994; Vice President and Chief Financial Officer
                                                   Pinnacle Insurance Company from January 1993
                                                   until November 1994; Deputy Supervisor, Florida
                                                   Department of Insurance from November 1992
                                                   until January 1993; Senior Vice President of
                                                   Accounting - First Southern Insurance Company
                                                   from March 1989 until November 1992.

         The term of office of each of the executive officers named above expires at the first meeting of the Board of Directors following the annual meeting of the stockholders.

Board of Directors and Committees

         The Board of Directors has an executive committee, consisting of Allan
J. McCorkle, Thomas E. Perry and R. Lee Smith, which is authorized to exercise all of the powers of the Board of Directors when the Board is not in session. Two meetings of the executive committee were held in 1995.

         The Board of Directors has an audit committee, consisting of Jack H. Chambers, J. Michael Garrity and Robert Thomas, which met three times during 1995. The audit committee reviewed the scope and results of the audit examination for the Company's previous fiscal year, consulted with the Company's independent auditors and its internal financial staff with respect to internal accounting systems and controls, and consulted with the Company's independent auditors with regard to the audit plan. In addition, the committee approves the engagement or discharge of the Company's independent auditors and negotiates the fees for the coming year.

         The Company has a Compensation Committee, consisting of J. Michael Garrity, Thomas J. McCorkle and Thomas E. Perry, which met twice during 1995. The compensation committee recommends for approval by the full Board of Directors, the nature and amount of all compensation for executive officers of the Company.

         The Company does not have a standing nominating committee.

         During 1995, the Board of Directors held four meetings. Each director attended 75% or more of the aggregate of the meetings of the board and the committees on which he served.


Compensation Committee Interlocks and Insider Participation

         Thomas J. McCorkle serves on the Compensation Committee of the Board of Directors and also serves as the Company's Vice President.


Pension Plan

         The Mobile America Corporation Money Purchase Pension Plan was adopted in 1982. The purpose of the Plan is to provide eligible employees with retirement benefits as well as additional benefits in the event of death, disability or other termination of employment. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974.

         All full time employees of the Company are eligible to participate in the plan when they have completed one year of employment and have reached their 21st birthday.

         Each year, the Company places in a trust fund for each eligible employee, an amount equal to 4.3% of their total compensation plus 4.3% of their compensation in excess of $18,000. In addition to the Company contribution made to each participant's account, the participant will also share on a pro rata basis in the investment earnings or losses of the trust fund.

         A participant's full account becomes payable upon normal retirement (age 62 and 10 years of service), or upon retirement at any age due to disability, or death. In the event employment is terminated for reasons other than death, disability or retirement, participants will share in the allocations based on their number of years of service with the Company on a vesting basis.

         All employee-officers and employee-directors participate in the plan on the same terms as other compensated employees.


         At December 31, 1995, total contributions by the Company for the accounts of the executives named individually and as a group in the cash compensation table were: Allan J. McCorkle $234,015, Thomas J. McCorkle $108,857, all executives as a group $368,876.

Supplemental Executive Retirement Plan

         The Company has adopted an unfunded Supplemental Executive Retirement Plan ("SERP") for the Company's executive officers whose accounts are vested under the Company's Money Purchase Pension Plan but who have not participated in such Plan for at least 22 years upon retirement at age 60 or older. A specified percentage of the average annual salary of the officer during the last five years of service before retirement will be paid each year under the SERP, regardless of years of service, as follows: 50% of average annual salary if retirement is at age 60, 55% if retirement is at age 62, and 60% if retirement is at age 65 or older. In addition, following the death of the retired officer, the officer's spouse will receive each year 60% of the annual benefit that the retiree was receiving. These payments will be in addition to benefits paid under the Money Purchase Pension Plan. The following table indicates the benefits that a retired officer would receive under the SERP, based on average annual salary during the five years preceding retirement and age at retirement.

                                                                   Retirement at
             Final                         -------------------------------------------------------------
            Average                           Age                      Age                       Age
            Salary                            60                        62                     65 + over
          ----------------------------------------------------------------------------------------------
           $100,000                        $ 50,000                 $ 55,000                   $ 60,000
            125,000                          62,500                   68,750                     75,000
            150,000                          75,000                   82,500                     90,000
            200,000                         100,000                  110,000                    120,000
            250,000                         125,000                  137,500                    150,000
            300,000                         150,000                  165,000                    180,000
            350,000                         175,000                  192,500                    210,000
            400,000                         200,000                  220,000                    240,000
            450,000                         225,000                  247,500                    270,000
            500,000                         250,000                  275,000                    300,000


Executive Compensation

Summary of Cash and Certain Other Compensation

         The following table sets forth information with respect to the compensation paid by the Company and its subsidiaries for the last three fiscal years, to the Chief Executive Officer and each of the four most highly paid compensated executive officers of the Company in all capacities in which they serve, when the annual salary and bonus exceeded $100,000 for fiscal 1995.

                           Summary Compensation Table

- ----------------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
                                                                              ------------------------------
                                             Annual Compensation                      Awards         Payouts
                                  -----------------------------------------   ------------------------------
                                                                              Restricted
                                                                                Stock      Options    LTIP       All Other
Name and Position                 Year        Salary        Bonus     Other     Awards      SAR's    Payouts    Compensation
- ----------------------------------------------------------------------------------------------------------------------------
Allan J. McCorkle                 1995       $402,666     $ 96,763     None      None       25,000    None     $12,126 (1)
Chairman, President and           1994        389,874      111,222     None      None         None    None      12,126 (1)
Chief Executive Officer           1993        372,673         -        None      None         None    None      19,508 (1)

Thomas J. McCorkle                1995       $108,612     $ 24,191     None      None       10,000    None     $10,647 (1)
Vice President                    1994        106,687       27,806     None      None         None    None      10,792 (1)
                                  1993        101,666         -        None      None         None    None       7,969 (1)

- ----------------------------------------------------------------------------------------------------------------------------

(1) Company contribution to the individuals account in the Company's money purchase pension plan.

         There are no employment contracts outstanding on any of the officers of the Company or its subsidiaries.


Options

         The following table sets forth information concerning options granted during the year ended December 31, 1995 under the Company's Incentive Plan to the executives named in the Summary Compensation Table above. The Company did not grant any stock appreciation rights during the year.

                      OPTION GRANTS IN LAST FISCAL YEAR


                                                                                            Potential Realizable
                                                                                           Value at Assumed Annual
                                                                                             Rates of Stock Price
                                                                                            Appreciation for Option

                                               Individual Grants                                     Term
                        ------------------------------------------------------------       ------------------------
                                       Percentage of
                          Number       Total Options
                            Of          Granted to
                         Options        Employees in        Exercise      Expiration
  Name                   Granted          1995 (1)           Price           Date              5%           10%
- -------------------------------------------------------------------------------------------------------------------
Allan J. McCorkle       25,000 (2)        27.02%             $9.62        05/26/2005        $151,249      $383,295

Thomas J. McCorkle      10,000 (2)        10.81%             9 .62        05/26/2005          60,490       153,300
- -------------------------------------------------------------------------------------------------------------------

(1) A total of 92,500 options were granted to key employees in 1995 under the Company's Incentive Plan.
(2)      All options granted are fully vested.

         The following table sets forth information concerning the value of unexercised options as of December 31, 1995 held by the executives named in the Summary Compensation Table above. No options were exercised during 1995.

                         OPTION YEAR-END VALUES TABLE

                                                                               Value of Unexercised
                                           Number of Unexercised             In-the-Money Options at
                                        Options at December 31, 1995             December 31, 1995
Name                                      Exercisable/Unexercisable          Exercisable/Unexercisable
- ----                                    ----------------------------         -------------------------
Allan J. McCorkle                                25,000 (U)                            $3,250

Thomas J. McCorkle                               10,000 (U)                             1,300


Directors' Compensation

         In 1995, each outside director of the Company was paid $1,000 for each Board of Directors meeting and $500 for each Board Committee meeting attended. Such amounts have been included in the cash compensation table above with respect to the individuals named.

         No director or officer had any material interest, direct or indirect, in any business transaction of the Company or its subsidiaries for the year ended December 31, 1995 or in any proposed transactions. The Company engages in routine business transactions with certain directors of the Company, and the terms of these transactions are as favorable to the Company as could be obtained from unrelated parties.

         Mr. Jack H. Chambers provided consulting services to the Company until August 1, 1995. He was paid consulting fees in the amount of $133,333 for these services. Mr. Chambers did not receive fees for Board of Directors or Board Committee meetings while he was providing consulting services.


Compensation Committee Report

         The Company's Compensation Committee establishes, and recommends for approval by the full Board of Directors, the compensation to executive officers of the Company as well as approving the Company's annual bonus pool in order to attract and motivate management to enhance shareholder value.

         The Committee's decisions on compensation for the Chief Executive Officer are ultimately subjective, based on consideration of several factors:
(i) historic salary increments, (ii) annual performance of individual and (iii) Company performance as measured by the return on equity and increase in the value of the Company's stock.

         Annual performance incentive compensation by way of cash bonuses is established by the Company's ultimate results for each fiscal year, compared with previously targeted objectives. The combination of base compensation and cash bonuses provides a level of risk and opportunity that encourages management performance in the achievement of the Company's long-term objectives and goals.

         The committee approved a 5% increase in Mr. Allan McCorkle's base compensation in August of 1995 to $388,238.

                                        MOBILE AMERICA CORPORATION
                                        COMPENSATION COMMITTEE

                                        Thomas E. Perry, Chairman
                                        J. Michael Garrity
                                        Thomas J. McCorkle

Performance Graph

         The performance graph set forth below compares the cumulative total shareholder return on the Company's common stock with the Nasdaq Index and Nasdaq Insurance Index for the years 1990 through 1995.

         Comparison of five-year cumulative total return between Mobile America and Nasdaq.



                           [GRAPH - see next page]


   Assume $100 invested on December 31, 1990 in the Company's common stock,
               Nasdaq Stock Market and Nasdaq Insurance Stocks.

               Comparison of Five Year-Cumulative Total Returns

                                    LEGEND


SYMBOL          CRSP TOTAL RETURNS INDEX FOR:
- ------          -----------------------------
__________[]    Mobile America Corporation
- --- ___ - *     Nasdaq Stock Market (US Companies)
- ---------       Nasdaq Insurance Stocks
  "triangle"





                                              CRSP TOTAL RETURNS INDEX FOR:
                        ---------------------------------------------------------------------------
                                                                           NASDAQ INSURANCE STOCKS
                        MOBILE AMERICA         NASDAQ STOCK MARKET         SIC 6310-6319, 6330-6339
DATE                     CORPORATION             (US COMPANIES)                  US & FOREIGN
- ----                    --------------         -------------------         ------------------------
12/31/90                    100                      100.0                           100.0
12/31/91                    192                      161                             141.0
12/31/92                    367                      187                             191
12/31/93                    528                      214                             204
12/30/94                    215                      210                             192
12/29/95                    383                      297                             273

Independent Certified Public Accountants

         The accounting firm of Cherry, Bekaert & Holland L.L.P., have acted as the Company's independent certified public accountant since fiscal 1987. A representative of that firm is expected to be present at the meeting and will be afforded the opportunity to make a statement if he so desires and will also be available to respond to appropriate questions.

         Professional services provided by Cherry, Bekaert & Holland L.L.P., consisted of tax preparation and audit services, including the examination of the financial statements of the Company and its subsidiaries, and assistance and consultation in connection with filings with the Securities and Exchange Commission.

         The Company has not selected its independent accountants for the current fiscal year. Such selection will be made after the consideration and recommendation by the audit committee of the Board of Directors.


Annual Report

         A copy of the Company's annual report for the fiscal year ended December 31, 1995 accompanies this proxy statement. Any shareholder who does not receive a copy may obtain one by writing the Vice President - Financial Reporting at 100 Fortune Parkway, Jacksonville, Florida 32256.


Other Matters

         Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.


Expenses of Solicitation

         The cost of soliciting proxies will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of the proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense for sending proxy material to principals and obtaining their proxies.


Shareholder Proposals

         Any shareholder desiring to present a proposal for action at the annual meeting of shareholders which is expected to be held at the end of May, 1997, and desiring that such proposal be included in the Company's proxy material, should submit a written copy of such proposal to the Company's principal offices not later than December 27, 1996. Such proposal should be submitted by certified mail, return receipt requested, and should in all respects comply with applicable proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials. Proposals should be directed to the attention of the Secretary.

         Shareholders are urged to specify their choices, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been provided. Prompt response is helpful and your cooperation will be appreciated.




Dated: April 26, 1996